FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E. 18th Avenue
                         Fort Lauderdale, Florida 33334

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 25, 2005

To the Shareholders of Flanigan's Enterprises, Inc.,

      Please take notice that the Annual Meeting of Shareholders of Flanigan's Enterprises, Inc., (the "Company"), will be held on Friday, February 25, 2005 at 10:00 a.m., local time, at our corporate headquarters, 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334 to consider and act upon the following matters:

      (1) To elect three directors of the Company to hold office until the year 2008 Annual Meeting; and

      (2) To transact such other business as may properly come before the meeting.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice.

      Shareholders of record at the close of business on January 14, 2005 are entitled to notice of and to vote at the meeting or any postponement or adjournment.

      The Company invites each shareholder to attend the meeting in person. However, whether or not you expect to be present, your co-operation in promptly signing and returning the enclosed proxy in the envelope provided will be appreciated. No postage is required if mailed in the United States. Regardless of the number of shares you own, your vote is important. If you are present and vote in person at the meeting, the proxy will not be used.

      The Board of Directors recommends and requests a vote "FOR" the three nominees to the Board of Directors.

                                        By Order of the Board of Directors

                                        Jeffrey D. Kastner
                                        Secretary

                                        Fort Lauderdale, Florida
                                        January 26, 2005

                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E. 18th Avenue
                         Fort Lauderdale, Florida 33334

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 25, 2005

      The Board of Directors of Flanigan's Enterprises, Inc. is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our Annual Meeting of Shareholders, (the "Annual Meeting"), to be held Friday, February 25, 2005, at 10:00 a.m., local time, or at any postponement(s) or adjournment(s) thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our corporate offices at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334. The telephone number is 954-377-1961.

      The date of this proxy statement is January 26, 2005 and it was first mailed on or about January 28, 2005 to shareholders entitled to vote at the Annual Meeting.

                ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q.    What is the purpose of the Annual Meeting?

A.    At the Annual Meeting, shareholders will be asked:

      o To elect three directors for a term of three years, and

      o To consider and act upon such other business as may properly come before the meeting.

      In addition, management will report on our performance during fiscal year 2004 and respond to questions from shareholders.

Q.    Who can attend the meeting?

A. All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name", that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the close of business on January 14, 2005, (the "Record Date").

Q.    Who is entitled to vote at the meeting?

A. Only shareholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote the common shares held by them on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. On the Record Date, there were 1,911,825 common shares outstanding.

Q.    What are the voting rights of Flanigan's Enterprises' shareholders?

A. Flanigan's Enterprises' shareholders will have one vote for each matter properly presented at the Annual Meeting for each share of common shares owned on the Record Date. Therefore, if you owned 100 common shares on the Record Date, you can cast 100 votes for each matter properly presented at the Annual Meeting.

Q.    What constitutes a quorum?

A. A "quorum" is a majority of the issued and outstanding shares on the Record Date entitled to vote at the Annual Meeting. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum. If you hold your shares in "street name" through a broker or other representative and the broker or representative indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, (broker non-votes), the shares represented by such broker non-votes will be counted in determining the presence of a quorum.

      If less than a majority of outstanding common shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Q.    Will my shares be voted if I do not provide my proxy?

A. If your shares are held in the name of a brokerage firm, they may be voted by the brokerage firm (as indicated above) even if you do not give the brokerage firm specific voting instructions. If you are a registered shareholder and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the meeting.

Q.    How do I vote?

A.    You can vote in any of the following ways:

      (1)   To vote by mail:

            o Mark, sign and date each proxy card that you receive; and

            o Return it in the enclosed prepaid envelope.

      (2)   To vote in person if you are a registered shareholder:

            o Attend our Annual Meeting;

            o Bring valid photo identification; and

            o Deliver your completed proxy card or ballot in person.

      (3)   To vote in person if your shares are held in "street name":

            o Attend our Annual Meeting;

            o Bring valid photo identification; and

            o Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

      Prior to the Annual Meeting, we will select one or more Inspectors of Election. These Inspectors will determine the number of common shares represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

Q.    What does it mean if I get more than one proxy card?

A. It means you hold shares registered in more than one account. Please vote or provide a proxy for all accounts in one of the manners described above to ensure that all your shares are voted.

Q.    Can I change my vote after I return my proxy card?

A. Yes, even after you have submitted your proxy card you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Q.    What are the Board's recommendations?

A. The enclosed proxy is solicited on behalf of the Board of Directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

      (1) "FOR" the election of Patrick J. Flanigan, Germaine M. Bell and August Bucci to serve on our Board of Directors for the next three years and until their successors are elected.

      The Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have any reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election and a substitute nominee is designated by the Board of Directors, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

Q.    What vote is required to approve each item?

A. Election of Directors: A plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

      Other Items: For any other items which may properly come before the meeting, the affirmative vote of a majority of the common shares present, either in person or by proxy, and voting will be required for approval, unless otherwise required by law. A properly executed proxy marked "ABSTAIN" with respect to any of those matters will not be voted, although it will be treated as present and entitled to vote and counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the vote.

Q. Who pays for the preparation of the proxy statement and the cost of soliciting votes for the Annual Meeting?

A. We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us to solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

Q. How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2006 Annual Meeting?

A. If you would like to submit a proposal for the 2006 Annual Meeting of Shareholders, it must be received by our Secretary, Jeffrey D. Kastner, at our corporate headquarters located at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, at any time prior to September 30, 2005, and must otherwise comply with Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in the proxy statement for that meeting, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before mailing.

      In general, advance notice of nominations of persons for election to the Board or the proposal of business to be considered by the shareholders must be given to our Secretary not less than 120 days prior to the first anniversary of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this Proxy Statement, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before.

      A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest to such business of such shareholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; and
      (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of common stock that are owned, (beneficially or of record), by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons, (including their names), in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

      You should review the information contained in this proxy statement separately from our 2004 Annual Report to Shareholders. Our principal corporate offices are located at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, and our telephone number is (954) 377-1961. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself of examination by any shareholder.

                                   PROPOSAL I

           ELECTION OF DIRECTORS; NOMINATING AND CONTINUING DIRECTORS

      The By-Laws of the Company provide for a Board of Directors which shall consist of three classes of directors of three directors each. Three directors are to be elected to replace those of the class whose terms expire this year. The three directors to be elected at the annual meeting shall serve for a three year term expiring in 2008 and until their respective successors are elected and qualified.

      Shares of common stock represented by valid proxies received in time for the meeting will be voted for the election of the nominees listed below. It is not anticipated that any of the nominees will be unavailable for election as a director, but in case any of the nominees should become unavailable, the proxies will be voted for such substitute as shall be designated by the Board of Directors. Germaine M. Bell has been a director since 1984 and Patrick J. Flanigan has been a director since 1991. August Bucci is being nominated for election as a director for the first time.

                                 DIRECTORS ELECT

                                                                                  Shares of
                                                                                  Common Stock
                      Principal Occupation for the                                Beneficially
                      Last Five Years and Certain                    Director     Owned as of         Percent
Name                  Other Directorships                   Age      Since        January 14,2005     of Class
----                  ----------------------------          ---      --------     ---------------     --------

Term Ending 2008

August Bucci          Chief Operating Officer                60          --            47,500(6)         2.5
                      and Executive Vice President
                      of the Company

Germaine M. Bell      Former Assistant Secretary             72        1984
                      of the Company

Patrick J. Flanigan   President of  B.D.43                   44        1991           106,000(1)(2)      5.5
                      Corporation, a Franchisee
                      since 1985. President of B.D.
                      15 Corp., General Partner of
                      CIC Investor #15, a Franchisee
                      since 1997

                DIRECTORS CONTINUING IN OFFICE AFTER THE MEETING

                                                                                  Shares of
                                                                                  Common Stock
                      Principal Occupation for the                                Beneficially
                      Last Five Years and Certain                    Director     Owned as of         Percent
Name                  Other Directorships                   Age      Since        January 14,2005     of Class
----                  ----------------------------          ---      --------     ---------------     --------

Term Ending 2006

Charles E.            Certified Manufacturing                90        1982            22,924            1.2
McManus               Engineer and Independent Sales
                      Representative for Food Service
                      Equipment Co., Baltimore, MD
                      Associated with Preferred Food
                      Purveyors, Inc., Baltimore, MD

James G. Flanigan     President of the Company and           40        1991           173,846(1)(3)      9.1
                      Vice President of Twenty
                      Seven Birds Corporation, a
                      Franchisee since 1985.

Barbara J. Kronk      Certified Public Account               59        2004

                                                                                  Shares of
                                                                                  Common Stock
                      Principal Occupation for the                                Beneficially
                      Last Five Years and Certain                    Director     Owned as of         Percent
Name                  Other Directorships                   Age      Since        January 14,2005     of Class
----                  ----------------------------          ---      --------     ---------------     --------

Term Ending 2007

Joseph G. Flanigan    Chairman of the Board and              75        1960           333,869(4)        17.4
                      Chief Executive Officer of
                      the Company

Jeffrey D. Kastner    Chief Financial Officer,               51        1985           477,323(5)        24.9
                      General Counsel and
                      Secretary of the Company

Mike Roberts          Beverage Marketing & Sales             66        2001
                      Consultants of The Action
                      Group

                      Total shares beneficially owned by            906,460 (7)                         47.3
                      all directors and executive officers
                      as a group (eleven in number).

----------
(1) James G. and Patrick J. Flanigan are the sons of the Chairman of the Board.

(2) Includes 89,900 shares owned by a trust of which Patrick J. Flanigan is one of three trustees and a beneficiary, 2000 shares owned by his spouse, 400 shares owned by his spouse as custodian for his children and 13,700 shares owned by a trust for his children and of which he is the trustee.

(3) Includes 10,000 options, 89,900 shares owned by a trust of which James G. Flanigan is one of three trustees and a beneficiary, 400 shares owned as custodian for his children, 5,600 shares owned by his spouse and 13,700 shares owned by a trust for his children and of which he is the trustee.

(4) Includes 243,969 shares owned by the spouse of the Chairman of the Board, 89,900 shares owned by a trust of which the spouse of the Chairman of the Board is one of the three trustees and 2,400 shares owned by grandchildren of the Chairman of the Board.

(5) Includes 7,500 options, 449,500 shares owned equally by five trusts of which Jeffrey D. Kastner is one of the three trustees. The five trusts include the trusts of Patrick J. Flanigan (See Note (2) above) and James
      G. Flanigan (See Note (3) above) and the trust of which the spouse of the Chairman of the Board is one of three trustees (See Note (4) above) and the 89,900 shares owned by each trust.

(6)   Includes 7,500 options.

(7)   Includes 269,700 shares owned equally by the three trusts of which Jeffrey
      D. Kastner is one of the three trustees. The 89,900 shares owned by each of the trusts of Patrick J. Flanigan (See Note (2) above) and James G. Flanigan (See Note (3) above) are included in the calculation of beneficial stock ownership of those individuals only. The 89,900 shares of stock owned by a trust of which the spouse of the Chairman of the Board is one of three trustees is not included, as that stock is already included in the calculation of beneficial ownership of Jeffrey D. Kastner. The 400 shares owned by Patrick J. Flanigan, as custodian for his children, and the 400 shares owned by James G. Flanigan, as custodian for his children, are not included, as that stock is already included in the calculation of beneficial ownership of the Chairman of the Board.

      The Board of Directors met four times during the past fiscal year and each director attended at least three of those meetings of the Board and its committees. Each director who is not a full time employee of the Company receives an annual director's fee of $7,500, plus $250 for each directors and committee meeting attended.

      Vote Required and Board Recommendation: Assuming the presence of a quorum at the meeting, the affirmative vote of a plurality of the votes cast by the holders of the common shares present at the meeting in person or by proxy is necessary for the election of a director. There is no cumulative voting rights with respect to the election of directors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
              VOTE FOR THE ELECTION OF EACH OF THE ABOVE DIRECTORS
                ELECT. PROXY CARDS PROPERLY EXECUTED AND RETURNED
                WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE
                          INDICATED ON THE PROXY CARD.

                  BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

Board of Director Structure and Committees

      Our business, property and affairs are managed under the direction of our Board of Directors, except with respect to those matters reserved for our shareholders. Our Board of Directors establishes our overall corporate policies, reviews the performance of management in executing our business strategy and managing our day-to-day operations and acts as an advisor to management. Our Board's mission is to further the long-term interest of our shareholders. Members of the Board of Directors are kept informed of our business through discussions with management, primarily at meetings of the Board of Directors and its committees and through reports and analyses presented to them. Significant communications between our directors and management may occur apart from these meetings.

      Joseph G. Flanigan serves as chairman of the Board of Directors. The Board of Directors held a total of four meetings during its 2004 fiscal year, which ended on October 2, 2004. Every Director attended at least 75% of the meetings of the Board of Directors, and at least 75% of meetings of the committees of the Board of Directors on which the director served. The Board of Directors has determined that the Company is a "controlled" company as defined by the AMEX and SEC rules since more than 50% of the Company's issued and outstanding common stock is owned by the Chairman's immediate family, including revocable and irrevocable trusts established by the Chairman for his children and grandchildren, and other officers and directors of the Company. As a "controlled' company, the majority of the Board of Directors need not be independent and only Mike Roberts, Barbara
J. Kronk and Charles E. McManus are independent as defined by the AMEX and SEC rules, Director Elect, Germaine M. Bell, is also independent as defined by the AMEX and SEC rules.

Audit Committee

      The Audit Committee of the Board of Directors, which currently consists of Barbara J. Kronk, Germaine M. Bell and Mike Roberts, reviews the auditing, accounting, financial reporting and internal control functions and selects our independent auditors. This committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A, which committee annually reviews and assesses for adequacy. All of the committee members are independent as required by applicable AMEX and SEC rules and are able to read and understand fundamental financial statements, and at least one member qualifies as an "Audit Committee Financial Expert" as defined by SEC rules. The committee met four times during fiscal year 2004.

Independent Committee

      At its meeting on December 9, 2004, the Board of Directors established an Independent Committee, which consists solely of all the independent directors. The initial members of the Independent Committee are Barbara J. Kronk, Germaine M, Bell, Charles E. McManus and Mike Roberts. As the committee was only recently established, it did not meet during fiscal year 2004.

Corporate Governance and Nominating Committee

      At its meeting on December 9, 2004, the Board of Directors also established a Corporate Governance and Nominating Committee, consisting of Joseph G. Flanigan, James G. Flanigan and Barbara J. Kronk. This committee is responsible for nominating individuals to serve as members of our Board of Directors and for establishing policies affecting corporate governance. Only committee member, Barbara J. Kronk, is considered independent as defined under applicable AMEX and SEC rules. The committee will consider shareholder nominations for directors. This committee operates under a written charter adopted by the Board of Directors, a copy of which will be posted on our website, www.flanigan's,net. The committee's policy is to identify and consider candidates for election as directors, including candidates recommended by our shareholders. For a description of the process for nominating directors, see "About the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2006 Annual Meeting?" As this committee was only recently established, it did not meet during fiscal year 2004. However, it did meet in fiscal 2005 to recommend the nominees to be considered at this Annual Meeting.

Consideration of Director Nominees

      The Corporate Governance and Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. The committee will regularly assess the appropriate size of the Board and whether any vacancies of the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance and Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current Board members, shareholders or other persons. The committee has not paid fees to any third party to identify, evaluate or to assist in identifying or evaluating, potential nominees, but may determine it necessary in the future. These candidates will be evaluated at meetings of the Corporate Governance and Nominating Committee. Nominees recommended by persons other than the current Board members or executive officers will be subject to the process described in "About the Proxy Materials and the Annual Meeting - How and when may I submit proposals or directors nominations for inclusion in the Proxy Statement for the 2006 Annual Meeting?"

      In evaluating nominations for candidates for membership on our Board of Directors, the Corporate Governance and Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board and to address the following membership criteria. Members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all of their directors' duties.

Compensation of Directors

      Each director who is not a full time employee of the Company receives an annual director's fee of $7,500, plus $250 for each directors and committee meeting attended.

Executive Compensation

      While there is no compensation committee, the entire Board is responsible for executive compensation matters, including but not limited to review and approval of base salaries, approval of individual bonuses and bonus programs for executive officers, administration of certain employee benefit programs, and review and approval of stock options grants to all employees, including our executive officers.

      The overall policy of the Board with respect to executive compensation is to offer our executive officers competitive compensation opportunities, based upon their personal performance, the financial performance of the Company and their contribution to that performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of the individual's performance, and the financial performance of the Company; (ii) incentive performance awards payable in cash and tied to the achievement of performance goals; and (iii) long-term stock based incentive awards designed to strengthen the mutuality of interest between the executive officers and our shareholders.

Stock Option Grants in Last Fiscal Year.

      On December 16, 2003, the Board of Directors approved the Company's Second Key Employee Incentive Stock Option Plan, (the "Stock Option Plan"), which Stock Option Plan was approved by the shareholders at the Company's 2004 Annual Meeting. The Stock Option Plan provides for up to 95,000 shares of common stock which may be included in all options granted and includes executive officers as participants, excluding the Chairman of the Board and Chief Executive Officer. In May, 2004 and pursuant to the Stock Option Plan, the Company granted options to purchase 50,000 shares of the Company's common stock to certain key employees, including executive officers. The following table sets forth the following information with respect to options granted to the named executive officers during the fiscal year ended October 2, 2004:

      o the number of shares of common stock underlying options granted during the year;

      o the percentage that those options represent of all options granted to employees during the fiscal year;

      o the exercise price; and

      o the expiration date.

                       Number of       % of Total      Exercise      Expiration
       Name            Securities    Options Granted    Price           Date
--------------------------------------------------------------------------------

James G. Flanigan       10,000(1)          20%          $6.35       May 20, 2009
August Bucci             7,500(1)          15%          $6.35       May 20, 2009
Jeffrey D. Kastner       7,500(1)          15%          $6.35       May 20, 2009
Jean Picard              5,000(1)          10%          $6.35       May 20, 2009

(1) These options vest one year from the grant date or on May 20, 2005 and may not be sold for one year after the option is exercised.

Other Information about the Board of Directors

      We provide an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board or any of its members may do so in writing to Flanigan's Enterprises, Inc., 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of our Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee held four meetings during fiscal year 2004. The Audit Committee meets separately with our Chief Financial Officer and our Independent public accountants, Rachlin Cohen & Holtz, LLP, at selected meetings. The Audit Committee oversees the financial accounting and reporting processes, system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the appointment of the independent auditors and the preparation of the report to be included in our annual proxy statement pursuant to rules of the SEC. The charter of the Audit Committee, as approved by the Board of Directors, is attached to this proxy statement as Appendix A.

Our management has primary responsibility for preparing our financial statements and for its financial reporting process. Our independent auditors are responsible for expressing an opinion of the conformity of our financial statements to accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these procedures.

The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management and with the independent auditors, with and without management present.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, as amended, and those requirements under the Sarbanes-Oxley Act of 2002.

3. The Audit Committee has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No.1, "Independent Discussions for Audit Committees" and has discussed with the independent auditors the independent auditors' independence, including whether the independent auditors' provision of non-audit services to us is compatible with the independent auditors' independence.

      Based upon the review and discussion referred to in paragraphs (1) through
(3) above, the Audit Committee recommended to our Board of Directors and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 2, 2004, for filing with the SEC.

           Submitted by the Audit Committee of the Board of Directors

                         Members of the Audit Committee

                          Barbara J. Kronk, Chairperson
                                Germaine M. Bell
                                  Mike Roberts

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by the Company during fiscal 2004, 2003 and 2002 to all of the Company's executive officers whose aggregate direct re-numeration exceeded $60,000, and to all executive officers as a group.

                               COMPENSATION TABLE

                                              Annual Compensation
                                              -------------------

                                    Fiscal                                 Other
Name and Principal Position          Year      Salary       Bonus      Compensation (2)
---------------------------         ------     ------       -----      ------------

Joseph G. Flanigan, (3)(4)(5)        2004     $150,000     $ 56,000       $38,000
Chairman of the Board                2003     $150,000     $ 50,000       $38,000
Chief Executive Officer              2002     $150,000     $134,000       $38,000

Jeffrey D. Kastner, (6)              2004     $141,000     $ 25,000
Chief Financial Officer              2003     $138,000     $ 15,000
General Counsel and Secretary        2002     $131,000     $ 20,000

August Bucci, (6)                    2004     $145,000     $108,000
Chief Operating Officer              2003     $145,000     $102,000
and Executive Vice President         2002     $145,000     $ 64,000

James G. Flanigan (6)                2004     $150,000     $101,000
President                            2003     $150,000     $109,000
                                     2002     $143,000     $ 54,000

Jean Picard (6)                      2004     $ 80,000     $ 44,000
Vice President of Package            2003     $ 80,000     $ 46,000
Operations                           2002     $ 80,000     $ 36,000

Edward A. Doxey (7)                  2004     $ 69,000
Former Chief Financial Officer       2003     $133,000     $ 15,000
and Secretary                        2002     $117,000     $ 20,000

Others (one in number)               2004     $ 40,000
                                     2003     $ 42,000
                                     2002     $ 42,000
                                              --------     --------       -------

All Executive Officers
As a group (seven in number) (8)     2004     $775,000     $334,000       $38,000
                                     2003     $838,000     $337,000       $38,000
                                     2002     $808,000     $328,000       $38,000

--------------------------------------------------------------------------------

(1) This table does not include incidental personal benefits of a limited nature. Although the amount of such benefits and extent to which they are related to job performance cannot be ascertained specifically, the Company has concluded that the aggregate amount does not exceed the lesser of $25,000 or 10% of the cash compensation disclosed above for any one person or all executive officers as a group.

(2) Represents value of premium paid by the Company for life insurance.

(3) On June 3, 1987, the Company entered into an Employment Agreement, ("Agreement"), with Joseph G. Flanigan effective January 1, through December 31, 1988 and subject to one year extensions unless either the Company or such executive shall have delivered a notice that the term will not be extended. This Agreement was approved by the Bankruptcy Court in the Company's reorganization proceedings and was ratified by shareholders at the Company's 1988 Annual Meeting (83% of the shareholders voting ratified the Agreement). Mr. Flanigan receives a base salary of $150,000. From 1988 until September 28, 1996 Mr. Flanigan participated in a profit sharing program based on the Company exceeding certain financial projections. Through the fiscal year ended September 28, 1996 no bonus was earned under the Agreement. At the Company's 1997 Annual Meeting, the stockholders approved a modification to the Agreement to provide that during the period of Mr. Flanigan's employment, the Company will pay Mr. Flanigan in addition to his base salary an amount equal to fifteen percent of the annual income of the Company, before income taxes, depreciation and amortization, in excess of $650,000, excluding extraordinary items. For the fiscal year ended October 3, 1998 a bonus of $116,000 was earned, of which the sum of $30,000 was refused by Mr. Flanigan to offset the compensation paid to other executive officers; for fiscal year ended October 2, 1999, a bonus of $165,000 was earned; for fiscal year ended September 30, 2000, a bonus of $150,000 was earned; and for fiscal year ended September 29, 2001 a bonus of $205,000 was earned. At the annual meeting of the Board of Directors on February 22, 2002 and at the request of Mr. Flanigan, the Agreement was further modified to provide that during the period of Mr. Flanigan's employment, the Company will pay Mr. Flanigan in addition to his base salary an amount equal to ten percent of the annual income of the Company before income taxes, depreciation and amortization, in excess of $650,000, excluding extraordinary items. For fiscal year ended September 28, 2002, a bonus of $133,836 was earned, for fiscal year ended September 27, 2003 a bonus of $100,000 was earned and for fiscal year ended October 2, 2004, a bonus of $112,250 was earned, one half (1/2) of which was given to James G, Flanigan. The Agreement further provides that in the event of "change in control" of the Company, the term of the Agreement will continue for a period of 3 years. In the event of termination, the Chairman of the Board would be entitled to a maximum payment of $450,000.

(4) During the quarter ended March 28, 1992, the Board of Directors approved issuance of additional options to Joseph G. Flanigan to purchase up to 46,450 shares of the Company's common stock. The exercise price of $2.25 equaled the fair market value on the date of issuance. By written Resolution, dated January 12, 1994, the Board of Directors approved an amendment to the stock option granted Joseph G. Flanigan increasing the amount of the option price to $6.50 per share, which reflected in excess of 110% of the per share price of the Company's stock as of the close of business on January 12, 1994. The expiration date of the stock option was also extended through February 27, 2002. This action was approved by the stockholders at the Company's 1994 Annual Meeting. During fiscal year 1999, Mr. Flanigan exercised the option to purchase 19,838 of the Company's common stock at the option price of $3.25 (adjusted for stock split on April 1, 1999.) During the first quarter of fiscal year 2002, Mr. Flanigan exercised the option to purchase 72,395 of the Company's common stock at the option price of $3.25 (adjusted for stock split on April 1, 1999).

(5) At the Company's 1997 Annual Meeting, the stockholders approved a modification to the Agreement which granted Mr. Flanigan the option to acquire 4,99% of the amount of common stock of the Company outstanding as of the date of exercise, but not less than 45,250 shares at the option price of $4.95 per share. The expiration date of the stock option was December 31, 2001. During fiscal year 1999, Mr. Flanigan exercised the option to purchase 27,840 shares of the Company's common stock at the option price of $4.95 per share.

(6) At the annual meeting of the Board of Directors on February 22, 2002, the Board of Directors approved a bonus plan whereby executive officers receive the following percentages of the annual income of the Company, before income taxes, depreciation and amortization in excess of $650,000 excluding extraordinary items:

                   James G. Flanigan              4%

                   August Bucci                   2.25%

                   Jeffrey D. Kastner             2.25%

                   Jean Picard                    1.5%

For fiscal year ended October 2, 2004, a bonus of $44,900 was earned by James G. Flanigan, and bonuses of $25,256 each, were earned by August Bucci and Jeffrey
D. Kastner and a bonus of $16,838 was earned by Jean Picard.

(7) Mr. Doxey resigned on January 22, 2004.

(8) See "Related Party Transactions."

                           RELATED PARTY TRANSACTIONS

      In fiscal year 2004, Walter L. McManus, Sr., former Vice Chairman (together with his children; Castlewood and Co., a family owned Maryland partnership; and Castlewood Realty Company, Inc., a family owned Maryland corporation) received an aggregate of $109,000 from the Company in lease rentals for three locations where they leased to the Company the land or building. During fiscal year 2004, the related party sold all related property.

      Members of Mr. Flanigan's family purchased four units sold to them on a franchise basis in prior years. The terms of these sales were similar to one or more of the Company's other franchise sales.

      During fiscal 1990, Mr. Flanigan acquired a 33.33% interest in one unit sold to his family on a franchise basis in prior years. During fiscal years 2001 and 2002, Mr. Flanigan transferred his 33.33% interest to immediate family members and no longer has an interest in this unit. James G. Flanigan, President and a member of the Board of Directors of the Company, is a 35.24% owner of this unit and is the manager of the day-to-day operation of the same. The Company assigned the Lease Agreement for this unit to the franchisee and vacated the sublease agreement which had been a part of the franchise purchase. With this transaction, the franchisee became responsible for all rent due under the Lease Agreement. Under the new Franchise Agreement the Company receives the royalty fees only.

      During fiscal year 1990, Mr. Flanigan also became a 50% owner of a corporation which assumed management of the day-to-day operation of another unit sold to his family on a franchise basis in prior years. Mr. Flanigan became involved in the day-to-day operation of this unit during fiscal year 1995 on a limited basis. During fiscal 2004, Mr. Flanigan assigned his 50% ownership interest in the corporation to James G. Flanigan, President and a member of the Board of Directors of the Company who assumed management of the day to-day operation of the unit.

      During fiscal year 1992, one unaffiliated franchisee expressed an interest in selling his unit or returning it to the Company pursuant to the terms of its Franchise

Agreement and related documents. As a result of the substantial investment necessary to upgrade and renovate this unit, an affiliated group of investors formed a Subchapter S corporation and purchased this unit from the franchisee. The shareholder interest of all officers and directors represents 30% of the total invested capital. The shareholder interest of the Chairman's family represents an additional 60% of the total invested capital. The Company receives the increased royalties provided for in the new Franchise Agreement executed during fiscal year 1996. During the first quarter of fiscal year 1999, the Company purchased the right to manage the restaurant for this franchisee from an unrelated third party pursuant to an existing Management Agreement. The terms of the Management Agreement were not modified.

      During fiscal year 1995, three of the four franchises purchased by members of Mr. Flanigan's family in prior years, whose Franchise Agreements expired during fiscal year 1995 executed the Company's new Franchise Agreement for the continued operation of their restaurants under the "Flanigan's Seafood Bar and Grill" service mark or other service marks approved by the Company. During fiscal year 1996, the Company's Franchise Agreement with a member of Mr. Flanigan's family expired and the Company declined to offer the franchisee the option of executing its new franchise agreement.

      During the third quarter of fiscal year 1997, a related party who is a member of the Board of Directors of the Company and a member of Mr. Flanigan's family formed a limited partnership to own a certain franchise in Fort Lauderdale, Florida, through which it raised the necessary funds to renovate the restaurant. The related party paid the Company $150,000 to approve his purchase of this franchise and for the Company to relinquish its right to act as manager of the franchise. As a result of this transaction, the Company received a promissory note in the original principal amount of $100,000 which was paid in full during fiscal year 1999. The Company is a twenty five percent limited partner in the franchise. The limited partnership interest of all officers and directors represents 38.8% of the total invested capital. The limited partnership interest of the Chairman's family represents an additional 18.8% of the invested capital.

      During the fourth quarter of fiscal year 1997, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in Surfside, Florida, and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on March 6, 1998, The Company acts as general partner of the limited partnership and is also a 42% limited partner. The limited partnership interest of all officers and directors represents 7.5% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 27.2% if the invested capital.

      During the fourth quarter of fiscal year 1998, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in Kendall, Florida and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on April 4, 2000. The Company acts as general partner of the limited partnership and is also a 40% limited partner. The limited partnership of all officers and directors represents 19.0% of the total of the invested capital. The limited partnership interest of the Chairman's family represents an additional 15.8% of the invested capital.

      During the third quarter of fiscal year 2001, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in West Miami, Florida and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on October 11, 2001. The Company acts as general partner of the limited partnership and is also a 25% limited partner. The limited partnership interest of all officers and directors represents 15.6% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 18.7% of the invested capital.

      During the fourth quarter of fiscal year 2001, the Company formed a limited partnership with the Company as general partner, and entered into a Sublease Agreement to own and operate an existing restaurant in Weston, Florida. During the fourth quarter of fiscal year 2002, the limited partnership raised funds through a private offering to renovate the restaurant for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on January 20, 2003. The Company continues to act as general partner of the limited partnership and is also a 28% limited partner. The limited partnership interest of all officers and directors represents 16.9% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 17.8% of the invested capital.

      During the third quarter of fiscal year 2003, the Company formed a limited partnership and raised funds through a private offering to lease a restaurant in a Howard Johnson's Hotel in Stuart, Florida and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on January 11, 2004. The Company acts as general partner of the limited partnership and is also a 12% limited partner. The limited partnership interest of all officers and directors represents 14.0% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 16.0% of the invested capital.

      During the fourth quarter of fiscal 2004, the Company formed a limited partnership and entered into a lease agreement to own and operate a restaurant in Wellington, Florida under the "Flanigan's Seafood Bar and Grill" service mark. Subsequent to the end of fiscal year 2004, the limited partnership raised funds through a private offering to renovate the business premises for operation as a "Flanigan's Seafood Bar and Grill" restaurant. The Company acts as general partner of the limited partnership and is also a 26% limited partner. The limited partnership interest of all officers and directors represents 10% of the total invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 11% of the invested capital. It is anticipated that the restaurant will be open for business during the third quarter of fiscal year 2005.

      See footnotes (3) and (5) to the Compensation Table for a discussion of an Employment Agreement between the Company and its Chairman of the Board. See footnote (6) to the Compensation Table for a discussion of bonuses paid by the Company to other of its executive officers.

      Each of the above transactions was reviewed by the Board of Directors at the time made and were, in the opinion of management and the Board, entered into on terms which were no less favorable to the Company than could be obtained in similar transactions with disinterested third parties.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of January 14, 2005, the names of persons who own of record, or are known by the Company to own beneficially, more than 5 percent of its common stock and the beneficial ownership of all such stock as of that date by all officers and directors as a group. See footnotes
(3) (4) and (5) to the Compensation Table for a discussion of stock options granted to Mr. Flanigan.

              Name of Beneficial Owner              Number of Shares
              ------------------------              ----------------

              Fidelity Investments                       181,400

              Joseph G. Flanigan                         333,869

              Jeffrey D. Kastner                         477,323

              James G. Flanigan                          173,846

              Patrick J. Flanigan                        106,000

              All Officers and Directors

              As a Group (eleven in number)              906,460

                                    AUDIT FEE

      In the fiscal year ended October 2, 2004, the Company paid Rachlin Cohen & Holtz LLP, $81,600 in connection with the preparation of its annual audit and its filing on Form 10-K and $46,800 for the quarterly review of its filings on Form 10-Q.

           FINANCIAL DEFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

      Rachlin Cohen & Holtz LLP did not perform any services or bill any fees for direct or indirect operation and/or supervision of the operation of the Company's information systems, management of our local area network and/or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that are significant to our financial statements taken as a whole for the fiscal year ended October 2, 2004.

                                 ALL OTHER FEES

      In the fiscal year ended October 2, 2004, the Company paid Rachlin Cohen & Holtz LLP an aggregate of $20,400 for the preparation of its income tax returns and assistance in preparing its personal property tax returns.

      The Audit Committee has considered the provisions for services by Rachlin Cohen & Holtz LLP, other than services rendered in connection with auditing the Company's annual financial statements and reviewing our interim financial statements and determined that the provisions for these services are compatible with maintaining the independence of Rachlin Cohen & Holtz LLP.

            Section 16 (a) Beneficial Ownership Reporting Compliance

      Based solely upon review of Forms 3 and 4 and amendments thereto, if any, furnished to us pursuant to Ruler 16 (a)-3(e) during fiscal 2004, we are not aware of any directors, officers or beneficial owners of more than 10% of the shares of common stock who failed to file on a timely basis, as disclosed by the above Forms, reports required Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year, except that Joseph G. Flanigan, James
G. Flanigan and Patrick Flanigan each filed one Form 4 late (two transactions not timely filed), and Jean Picard, August Bucci and Barbara J. Kronk each filed Form 3 late.

                         Company Stock Price Performance

      Set forth below is a graph comparing the cumulative total shareholder return on our common stock against the cumulative total return of the S & P 500 Hotels Restaurants and Leisure Industry Group Index and the S & P 500 Index for the period of approximately five years commencing December 30, 1999 and ending October 2, 2004, the graph and table assume that $100 was invested on December 30, 1999 in each of the Company's common stock, the S & P 500 Hotels Restaurants and Leisure Industry Group Index and the S & P 500 Index, and that all dividends were reinvested.

                                 [GRAPH OMITTED]

                                   12/99       9/00       9/01       9/02       9/03       9/04
                                  --------------------------------------------------------------
Flanigan's Enterprises, Inc.      $100.00    $ 92.98    $100.00    $130.00    $150.22    $163.38
S & P Index                       $100.00    $ 97.73    $ 70.85    $ 55.49    $ 67.78    $ 75.86
S & P 500 Hotels Restaurants      $100.00    $ 77.94    $ 70.44    $ 71.21    $ 91.72    $119.43
& Leisure Industry Group Index

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      The rules and regulations of the Securities and Exchange Commission afford shareholders the right to submit proposals to the Company which the Company must then include in its proxy materials and which will be voted on by shareholders at the Annual Meeting next ensuing. Under these regulations any shareholder desiring to submit a proposal to be voted on at the 2006 Annual Meeting of the Company must deliver the proposal to the Company no later than September 30, 2005.

                                  OTHER MATTERS

      As of the date of this proxy statement, management does not intend to present and has not been informed that any other person intends to present, any matters for action at the meeting other than those specifically referred to herein. If, however, any other matters are properly presented at the meeting it is the intention of the persons named in the proxies to vote the shares of stock represented thereby in accordance with their best judgment on such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Jeffrey D. Kastner
                                    Secretary

                                    January 26, 2005

APPENDIX "A"

                             Audit Committee Charter
                          FLANIGAN'S ENTERPRISES, INC.

The Audit Committee is a committee of the Board of Directors of Flanigan's Enterprises, Inc. The Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which the Company's management and the Board of Directors have established and the audit process.

In meeting its responsibilities, the Committee is expected to:

1. Provide an open line of communication between the internal auditors, if any, the independent auditors, and the Board of Directors.

2.    Review the Committee's charter annually and revise, as necessary.

3. Recommend to the Board of Directors the independent auditors to be nominated, review the compensation of the independent auditors, and review and approve the discharge of the independent auditors.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit, if any.

5. At least annually, confirm and assure the independence of the internal auditor, if any, and the independent auditors, including a review of management consulting services and related fees provided by the independent auditors.

6. Quarterly, inquire of management, the Director of Internal Audit, if any, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

7. Consider, in consultation with the independent auditors and the Director of Internal Audit, if any, the audit scope and plan of the internal auditor, if any, and the independent auditors.

8. Consider and review with the independent auditors and the Director of Internal Audit, if any, any related significant findings and recommendations of the independent auditors and Director of Internal Audit, if any, together with management's responses thereto.

9. Review with management and the independent auditors at the completion of the annual audit.

            a.    The  Company's   annual   financial   statements  and  related
                  footnotes.

            b. The independent audit of the financial statements and their report thereon.

            c. Any significant changes required in the independent auditor's audit plan.

            d.    Any  serious   difficulties   or  disputes   with   management
                  encountered during the course of the audit.

10. Consider and review with management and the Director of Internal Audit, if any:

            a. Material findings during the year and management's responses thereto.

            b. Any significant difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

            c. Any recommended major changes required in the planned scope of their audit plan.

11. Review with management and the independent auditor's quarterly financial reports of the corporation, and review periodic filings with the SEC.

12. Review policies and procedures with respect to officers' expense accounts and perquisites annually, including their use of corporate assets, and consider the results that are possible material areas of concern of any review of these areas by the Internal auditor, if any, or the independent auditors.

13. Review with General Counsel the results of the Company's compliance with the policy on proper business practices.

14.   Report   Committee   actions   to  the  Board  of   Directors   with  such
      recommendations, as the Committee may deem appropriate.

15. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, auditors, or others to assist it in the conduct of any investigation.

16. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

The majority of the membership of the Committee shall be comprised of directors independent of management and free from any relationship that, in the opinion of the of the Board of Directors, would interfere with the exercise of independent judgement as a Committee member. A majority of the Committee shall be composed of Directors who are not former members of the Company's management. Committee members and the Chairman thereof shall be designated by the entire Board of Directors and be an independent Director. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors.

REVOCABLE PROXY
FLANIGAN'S ENTERPRISES, INC.

[_]  PLEASE MARK VOTES AS IN THIS EXAMPLE

     Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting February 25, 2005

The undersigned hereby constitutes and appoints Jeffrey D. Kastner and James G. Flanigan, jointly and severely as his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Flanigan's Enterprises, Inc. to be held at the Company's executive offices, 5059 N.E. 18th Avenue, Ft. Lauderdale, FL 33334 on Friday, February 25, 2005 at 10:00 A.M. and at any adjournments thereof on all matters coming before said meeting.

                   Please sign exactly as name appears below.

                                                      With-    For All
                                              For      hold     Except
1.   ELECTION OF DIRECTORS.                   [_]      [_]       [_]

     Nominees:

     Germaine Bell, Patrick J. Flanigan, August Bucci

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. In their discretion, upon other matters as may properly come before the meeting.

         For      Against  Abstain
         [_]        [_]       [_]

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal one.

     When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Please be sure to sign and date           Date
   this Proxy in the box below.               ----------------------------------


------------------------------            --------------------------------------
Stockholder sign above                    Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                          FLANIGAN'S ENTERPRISES, INC.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH PROXY IN THE ENVELOPE PROVIDED.

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